UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of Earliest Event Reported): November 16, 2006


                              PATRON SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)

          DELAWARE                  000-25675                    74-3055158
(State or other jurisdiction       (Commission                (I.R.S. Employer
      of incorporation)            File Number)              Identification No.)

                        5775 FLATIRON PARKWAY, SUITE 230
                             BOULDER, COLORADO 80301
                (Address of Principal Executive Offices/Zip Code)

                                 (303) 541-1005
              (Registrant's telephone number, including area code)


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange ct (17 CFR 240.14d-2(B))

[_] Pre-commencement communications pursuant to Rule 13e-4(c)) under the Exchange Act (17 CFR 240.13e-4c))


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ITEM 1.01         ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

ITEM 3.02.        UNREGISTERED SALES OF EQUITY SECURITIES.

         On November 16, 2006, the Registrant completed the final closing of a financing (the "Series B Financing") in the amount of $870,000, through the issuance of units, at a purchase price of $100,000 per unit, each unit consisting of (i) 20 shares of Series B Preferred Stock and (ii) Common Stock Purchase Warrants ("Warrants") to purchase up to 50% of the shares of Common Stock issuable upon the conversion of the shares of Series B Preferred Stock purchased ("Units"). The Registrant issued 174 shares of Series B Preferred Stock (convertible into 1,060,986 shares of Common Stock) and Warrants to purchase 530,497 shares of Common Stock to the investors in the final closing of the Series B Financing. The Warrants have a term of 5 years and an exercise price of $1.03 per share. The Registrant has agreed to file with the Securities and Exchange Commission, no later than 90 days after the closing date a registration statement for the resale of the shares of Common Stock issuable upon exercise of the Warrants and conversion of the Series B Preferred Stock.

         The aggregate proceeds in the final closing of the Series B Financing were comprised of $290,000 provided by Apex Investment Fund V, L.P. and $580,000 from 18 accredited investors introduced by Laidlaw & Company (UK) Ltd. ("Laidlaw").

         Laidlaw acted as placement agent in the Series B Financing. For its services as placement agent, in connection with the final closing of the Series B Financing, the Registrant paid Laidlaw a cash fee of $72,085 and issued to Laidlaw warrants to purchase up to 159,149 shares of Common Stock at an exercise price of $1.03 per share. The Registrant has agreed to file with the Securities and Exchange Commission, no later than 90 days after the closing date a registration statement for the resale of the shares of Common Stock issuable upon exercise of the Warrants issued to Laidlaw.

         The issuance and sale of the securities issued or issuable in connection with the final closing of the Series B Financing were exempt from the registration and prospectus delivery requirements of the Securities Act of 1933, as amended (the "Securities Act") pursuant to Rule 506 promulgated under Section 4(2) of the Securities Act.


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


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                PATRON SYSTEMS, INC.

Date:    November 22, 2006                  By: /s/ Martin T. Johnson
                                                --------------------------------
                                                Martin T. Johnson
                                                Chief Financial Officer


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